Exhibit 21.1
List of Subsidiaries
Colonial Properties Trust

Jurisdiction of
Name				Formation
1.	Colonial Realty Limited Partnership (CRLP)			Delaware
	A.	Colonial Properties Services Limited Partnership		Delaware
	B.	Colonial Properties Services, Inc. (CPSI)		Alabama
		1.	Heathrow 4, LLC	Delaware
		2.	Heathrow Oakmonte, LLC	Delaware
		3.	The Colonnade/CLP Management LLC	Delaware
		4.	Colonial CPSI Colonnade LLC	Delaware
		5.	Colonnade Properties LLC	Delaware
		6.	CPSI Mizner, LLC	Delaware
		7.	Montecito Mizner, LLC	Delaware
		8.	CPSI St. Andrews, LLC	Delaware
		9.	Montecito St. Andrews, LLC	Delaware
	C.	Parkway Place Limited Partnership		Alabama
	D.	CRLP Metorwest LLC		Delaware
	E.	CMS/Colonial Multifamily JV, L.P.		Alabama
		1.	Mountain Brook Manager Corporation	Alabama
		2.	Mountain Brook Manager, LLC	Alabama
		3.	Mountian Brook, LLC	Alabama
		4.	River Hills Manager Corporation	Delaware
		5.	River Hills Manager, LLC	Delaware
		6.	River Hills, LLC	Delaware
		7.	Cahaba Heights Manager, LLC	Alabama
		8.	Cahaba Heights, LLC	Alabama
		9.	Barrington Manager, LLC	Georgia
		10.	Barrington, LLC	Georgia
		11.	Stockbridge Manager, LLC	Georgia
		12.	Stockbridge, LLC	Georgia
		13.	CRLP/CMS, L.L.C.	Delaware
	F.	CMS/Colonial Multifamily JV II, L.P.		Alabama
		1.	Inverness I Manager, LLC	Alabama
		2.	Inverness I, LLC	Alabama
		3.	Inverness II Manager, LLC	Alabama
		4.	Inverness II, LLC	Alabama
		5.	Rocky Ridge Manager, LLC	Alabama
		6.	Rocky Ridge, LLC	Alabama
		7.	Hillwood Manager, LLC	Alabama
		8.	Hillwood, LLC	Alabama
		9.	CRLP/CMS II, L.L.C.	Delaware
	G.	Heathrow E, LLC		Delaware
	H.	Heathrow F, LLC		Delaware
	I.	Heathrow 3, LLC		Delaware
	J.	Heathrow G, LLC		Delaware
	K.	Heathrow 6, LLC		Delaware
	L.	Heathrow I, LLC		Delaware
	M.	Highway 150, LLC		Alabama
	N.	600 Building Partners		Alabama

Jurisdiction of
Name				Formation
	O.	Colonial/Polar BEK Management Company		Alabama
	P.	CRLP Quarry Oaks LLC		Delaware
	Q.	CRLP Mallard Creek LLC		Delaware
	R.	CRLP Research Place LLC		Delaware
	S.	CRLP Wynn Drive LLC		Delaware
	T.	CS Pines Plaza, LLC		Delaware
	U.	CS College Parkway, LLC		Delaware
	V.	CP Deerfield, LLC		Delaware
	W.	CP Deerfield Manager, Inc.		Delaware
	X.	CP Pembroke Pines, LLC		Delaware
	Y.	CP Pembroke Pines Manager LLC		Delaware
	Z.	CRLP Arringdon Park Drive LLC		Delaware
	AA.	CRLP Kingwood Drive LLC		Delaware
	BB.	CRLP Bradford Creek Trail LLC		Delaware
	CC.	CRLP Pleasant Hill Road LLC		Delaware
	DD.	CRLP Plantation Trace Drive LLC		Delaware
	EE.	CRLP Preson Woods Trail LLC		Delaware
	FF.	CRLP Veranda Chase Drive LLC		Delaware
	GG.	CRLP South Creek Drive LLC		Delaware
	HH.	CRLP Shannopin Drive LLC		Delaware
	II.	G & I III Madison, LLC		Delaware
	JJ.	G & I III Meadows, LLC		Delaware
	KK.	G & I III Colony Woods, LLC		Delaware
	LL.	G & I IV Cunningham LP		Delaware
	MM.	Parkside Drive LLC		Tennessee
	NN.	CRLP VOP, LLC		Delaware
		1. VOP Beltline Limited Partnership		Delaware
	OO.	G & I Rancho Viejo LLC		Delaware
	PP.	G & I La Entrada LLC		Delaware
	QQ.	G & I Arabian Trails LLC		Delaware
	RR.	G & I III Investment Residential Portfolio LLC		Delaware
		1.	G & I Residential Portfolio LLC	Delaware
		2.	G & I Casa Lindas LLC	Delaware
		3.	G & I Colonial Del Rio LLC	Delaware
		4.	G & I Desert Lakes LLC	Delaware
		5.	G & I Fairway Crossing LLC	Delaware
		6.	G & I Pinnacle High Desert LLC	Delaware
		7.	G & I Pinnacle Estates LLC	Delaware
		8.	G & I Pinnacle Flamingo West LLC	Delaware
		9.	G & I Pinnacle Heights LLC	Delaware
		10.	G & I Pinnacle High Resort LLC	Delaware
		11.	G & I Posada Del Este LLC	Delaware
		12.	G & I Springhill LLC	Delaware
		13.	G & I Talavera LLC	Delaware
		14.	G & I Hacienda del Rio, LP	Delaware
	SS.	CMS Bayshore Associates Limited Partnership		Florida

Jurisdiction of
Name				Formation
	TT.	CMS Palma Sola Associates Limited Partnership		Florida
	UU.	CMS Brentwood, LLC		Delaware
	VV.	CMS Hendersonville, LLC		Delaware
	WW.	The Colonnade/CLP LLC		Delaware
	XX.	CLNL Acquisition Sub LLC		Delaware
		1.	Apple REIT II Limited Partnership	Virginia
		2.	Apple REIT III Limited Partnership	Virginia
		3.	Apple REIT IV Limited Partnership	Virginia
		4.	Apple REIT Limited Partnership	Virginia
		5.	Apple REIT V Limited Partnership	Virginia
		6.	Apple REIT VI Limited Partnership	Virginia
		7.	Apple REIT VII Limited Partnership	Virginia
		8.	Apple-CRIT Limited LLC	Delaware
		9.	Apple-CRIT General LLC	Delaware
		10.	Autumn Park Apartments, LLC	North Carolina
		11.	CAC II Limited Partnership	Virginia
		12.	CAC II Special General LLC	Delaware
		13.	CAC II Special Limited LLC	Delaware
		14.	CAC III Limited Partnership	Virginia
		15.	CAC III Special General LLC	Delaware
		16.	CAC III Special Limited LLC	Delaware
		17.	CAC IV Limited Partnership	Virginia
		18.	CAC IV Special General LLC	Delaware
		19.	CAC IV Special Limited LLC	Delaware
		20.	CAC Limited Partnership	Virginia
		21.	CAC Special General LLC	Delaware
		22.	CAC Special Limited LLC	Delaware
		23.	CAC V Limited Partnership	Virginia
		24.	CAC V Special General LLC	Delaware
		25.	CAC V Special Limited LLC	Delaware
		26.	CAC VI Limited Partnership	Virginia
		27.	CAC VI Special General, Inc.	Virginia
		28.	CAC VI Special Limited LLC	Delaware
		29.	CAC VII Limited Partnership	Virginia
		30.	CAC VII Special General LLC	Delaware
		31.	CAC VII Special Limited LLC	Delaware
		32.	Cornerstone Acquisition Company LLC	Delaware
		33.	Cornerstone Merger Sub, LLC	Delaware
		34.	Cornerstone NC Operating Limited Partnership	Virginia
		35.	CRIT — Dunwoody LLC	Delaware
		36.	CRIT — NC Three LLC	Delaware
		37.	CRIT — NC Two LLC	Delaware
		38.	CRIT — SC LP LLC	Delaware
		39.	CRIT General LLC	Delaware
		40.	CRIT Special II LLC	Delaware
		41.	CRIT Special III LLC	Delaware

Jurisdiction of
Name			Formation
	42.	CRIT Special IV LLC	Delaware
	43.	CRIT Special LLC	Delaware
	44.	CRIT-Cape Landing LLC	Delaware
	45.	CRIT-Cornerstone Limited Partnership	Virginia
	46.	CRIT-Enclave at Poplar Place, LLC	Virginia
	47.	CRIT-Glen Eagles, LLC	Virginia
	48.	CRIT-Landings, LLC	Virginia
	49.	CRIT-Legacy LLC	Delaware
	50.	CRIT-Meadows, LLC	Virginia
	51.	CRIT-Mill Creek, LLC	Virginia
	52.	CRIT-NC Four LLC	Delaware
	53.	CRIT-NC V, LLC	Delaware
	54.	CRIT-Poplar Place, LLC	Virginia
	55.	CRIT-SC GP LLC	Delaware
	56.	CRIT-SPE I LLC	Delaware
	57.	CRIT-VA II LLC	Delaware
	58.	CRIT-VA III LLC	Delaware
	59.	CRIT-VA IV LLC	Delaware
	60.	CRIT-VA LLC	Delaware
	61.	CRIT-VA V LLC	Delaware
	62.	CRIT-VA VI LLC	Delaware
	63.	Deposit Waiver LLC	Delaware
	64.	Greentree LLC	Georgia
	65.	Legacy Park Apartments, LLC	North Carolina
	66.	Marsh Cove Apartments LLC	Georgia
	67.	Merritt at Godley Station, LLC	Georgia
	68.	Merry Land Property Management, LLC	Delaware
	69.	ML Apartments I LLC	Delaware
	70.	ML Apartments II LLC	Delaware
	71.	ML Apartments III LLC	Delaware
	72.	ML Apartments IV LLC	Delaware
	73.	ML Hammocks at Long Point, L.L.C.	Georgia
	74.	ML Huntington, L.L.C.	Georgia
	75.	ML James Island Apartments, L.P.	Georgia
	76.	ML Whitemarsh LLC	Georgia
	77.	ML Windsor Place, L.L.C.	Georgia
	78.	Quarterdeck Apartments LLC	Georgia
	79.	St. Andrews Place Apartments, LLC	North Carolina
	80.	St. Andrews Place II, LLC	North Carolina
	81.	Timber Crest Apartments, LLC	North Carolina
	82.	Trinity Commons Apartments, LLC	North Carolina
	83.	Trinity Commons II, LLC	North Carolina
	84.	Waters Edge Apartments LLC	Georgia
	85.	CRIT Holdings, L.P.	Virginia
	86.	CRIT-NC, LLC	Virginia
	87.	APA II, LLC	North Carolina

Jurisdiction of
Name				Formation
		88.	Master SC Apartments L.P.	Delaware
		89.	SAP IV Arbors NF GP L.L.C.	Delaware
		90.	SAP IV SR NF GP L.C.C.	Delaware
		91.	Arbors at Windsor Lakes Apartments NF L.P.	Delaware
		92.	SR Apartments NF L.P.	Delaware
		93.	Merritt at Godley Station II, LLC	Georgia
	YY	CRLP Arrowgrass Drive LLC		Delaware
	ZZ	CRLP Brickell LLC		Delaware
	AAA	CRLP Durham, LP		Delaware
	BBB	CRLP Heathrow Park Lane LLC		Delaware
	CCC	CRLP Mangrove Bay LLC		Delaware
	DDD	CRLP McGinnis Ferry Road LLC		Delaware
	EEE	CRLP Northcreek Drive LLC		Delaware
	FFF	CRLP Old Madison Pike LLC		Delaware
	GGG	CRLP Old Madison Two LLC		Delaware
	HHH	CRLP Research Boulevard LLC		Delaware
	III	CRLP Shenandoah LLC		Delaware
	JJJ	CRLP West Cypress LLC		Delaware
	KKK	CRLP-Colonial Construction Services L.L.C.		Delaware
	LLL	CRLP-Crabtree LLC		Delaware
	MMM	Colonial Retail JV LLC		Delaware
		1.	Marelda Retail Development LLC	Delaware
		2.	Marelda Bel Air Mall LLC	Delaware
		3.	Marelda Greenville Mall LLC	Delaware
		4.	Marelda Blynn Place Mall LLC	Delaware
		5.	Marelda Valdosta Mall LLC	Delaware
		6.	Marelda University Village Mall LLC	Delaware
		7.	Marelda Myrtle Beach Mall LLC	Delaware
	NNN	Colonial Office JV LLC		Delaware
		1.	CRTP OP LLC	Delaware
		2.	DRA CRT LP Germantown Center LLC	Delaware
		3.	DRA CRT GP Germantown Center LLC	Delaware
		4.	DRA CRT Germantown Center L.P.	Delaware
		5.	CR Decoverly LLC	Maryland
		6.	CR Decoverly 15200 LLLP	Maryland
		7.	DRA CRT Decoverly 15200 LLC	Delaware
		8.	DRA CRT LP Greensboro Land LLC	Delaware
		9.	DRA CRT GP Greensboro Land LLC	Delaware
		10.	DRA CRT Greensboro Land LLC	Delaware
		11.	CRT BFC GP LLC	Florida
		12.	CRT BFC Ltd.	Delaware
		13.	CRT CTA GP LLC	Delaware
		14.	CTA Partners LP	Delaware
		15.	CRT Decoverly LLC	Maryland
		16.	CR Decoverly 9501 LLLP	Maryland
		17.	CRT Post Oak Inc.	Delaware

Jurisdiction of
Name			Formation
	18.	CRT Post Oak LP	Delaware
	19.	Mez DRA CRT LP Post Oak LLC	Delaware
	20.	DRA CRT GP Post Oak LLC	Delaware
	21.	CRT BMWCX Ltd.	Florida
	22.	CRT BM GP LLC	Delaware
	23.	CRT Baymeadows Ltd.	Florida
	24.	CRT WC GP LLC	Delaware
	25.	CRT Westchase LP	Delaware
	26.	DRA CRT LP Vanguard Center Land LLC	Delaware
	27.	CRA CRT GP Vanguard Center Land LLC	Delaware
	28.	CRA CRT Vanguard Center Land LP	Delaware
	29.	CRT Las Olas GP LLC	Delaware
	30.	CRT Las Olas LP	Delaware
	31.	CRT ELO GP LLC	Delaware
	32.	ELO Associates II Ltd.	Florida
	33.	CRT McGinnis Park LLC	Florida
	34.	McGinnis Park Ltd.	Florida
	35.	CRT/McGinnis Office LLC	Florida
	36.	CRT/McGinnis Office Ltd.	Florida
	37.	CRT/McGinnis Undeveloped LLC	Florida
	38.	CRT/McGinnis Developed LLC	Florida
	39.	Mez DRA CRT LLC	Delaware
	40.	DRA CRT Lake Mary Center LLC	Delaware
	41.	DRA CRT Perimeter Center LLC	Delaware
	42.	DRA CRT Chamblee Center LLC	Delaware
	43.	DRA CRT GP Charlotte University Center LLC	Delaware
	44.	DRA CRT LP Charlotte University Center LLC	Delaware
	45.	DRA CRT Charlotte University Center LP	Delaware
	46.	CRT MK Oak Park LP	Delaware
	47.	CRT Signature Place GP LLC	Delaware
	48.	CRT Signature Place LP	Delaware
	49.	CRT Ravinia MZ LLC	Delaware
	50.	CRT Ravinia LLC	Delaware
	51.	DRA CRT Baymeadows Center LLC	Delaware
	52.	CRA CRT Alabama Land LLC	Delaware
	53.	DRA CRT JTB Center LLC	Delaware
	54.	DRA CRT Gwinett Land LLC	Delaware
	55.	DRA CRT Orlando University Center LLC	Delaware
	56.	DRA CRT Greenville Park Land LLC	Delaware
	57.	DRA ACP LLC	Delaware
	58.	DRA CRT Orlando Central Center LLC	Delaware
	59.	DRA CRT Orlando Central Land LLC	Delaware
	60.	DRA CRT TRS Corp.	Delaware
	61.	CRT Decoverly 9509 LLC	Maryland
	62.	CR Decoverly 9509 LLLP	Maryland
	63.	C/Dallas I Inc.	Delaware

Jurisdiction of
Name			Formation
	64.	CRT Dallas I Limited Partnership	Delaware
	65.	C/Dallas II Inc.	Delaware
	66.	CRT Realty Services Inc.	Florida
	67.	CRT Dallas II Limited Partnership	Delaware
	68.	ACP Fitness Center LLC	Georgia
	69.	TRC Holdings LLC	Georgia
	70.	DRA CRT Paragon Place Center LLC	Delaware
	71.	DRA CRT St. Petersburg Center LLC	Delaware
	72.	DRA CRT Gwinnett Center LLC	Delaware
	73.	CRA CRT Landstar LLC	Delaware
	74.	Dra CRT Tallahassee Center LLC	Delaware
	75.	CRT Vanguard Partners L.P.	Delaware
	76.	DRA CRT St. Petersburg Land LLC	Delaware
	77.	DRA CRT Kogerama Land LLC	Delaware
	78.	CRT WPB Cityplace LLC	Florida
	79.	CRT WPB Cityplace Ltd.	Florida